     As filed with the Securities and Exchange Commission on June 30, 1998
                                                      Registration No. 333-27619
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              ---------------------

                                CAERE CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                      7372                        94-2250509
(State of Incorporation)    (Primary Standard Industrial      (I.R.S. Employer
                            Classification Code Number)      Identification No.)

                              ---------------------
                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032
                                  (408)395-7000
   (Address, including zip code, and telephone number, including area code of
                   Registrant's principal executive offices)

                              ---------------------
                                ROBERT G. TERESI
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032
                                 (408) 395-7000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ---------------------
                                   Copies to:
                               LEE F. BENTON, ESQ.
                               COOLEY GODWARD LLP
                              FIVE PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                            PALO ALTO, CA 94306-2155
                                 (650) 843-5000
                              ---------------------

                       TERMINATION OF OFFERING AND REMOVAL
                         OF SECURITIES FROM REGISTRATION


         Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on May 22, 1997, the Registrant hereby removes from registration 248,000 shares of Common Stock of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Gatos, State of California on June 30, 1998.


                                                  CAERE CORPORATION




                                             By:     /s/ Blanche M. Sutter
                                                     ---------------------------
                                                     Blanche M. Sutter
                                                     Executive Vice President,
                                                     Chief Financial Officer
                                                     and Secretary



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
         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.


                 SIGNATURE                                         TITLE                                   DATE

            /s/  Robert G. Teresi                      Chairman of the Board, President and            June 30, 1998
        ------------------------------------           Chief Executive Officer (Principal
                 Robert G. Teresi                      Executive Officer)


            /s/  Blanche M. Sutter                     Executive Vice President, Chief Financial       June 30, 1998
        ------------------------------------           Officer and Secretary
                 Blanche M. Sutter                     (Principal Financial and Accounting
                                                       Officer)

                                                       Director                                        June __, 1998
        ------------------------------------
                 Betsy S. Atkins


            /s/  James K. Dutton*                      Director                                        June 30, 1998
        ------------------------------------
                 James K. Dutton


                                                       Director                                        June __, 1998
        ------------------------------------
                 Joseph J. Francesconi


            /s/  Robert  J.  Frankenberg*              Director                                        June 30, 1998
        ------------------------------------
                 Robert J. Frankenberg


         *By:    /s/ Blanche M. Sutter
             -------------------------------
                     Blanche M. Sutter
                     Attorney-in-Fact



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